UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013 (September 24, 2013)

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 211 Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant's Form 8-K, as filed on September 24, 2013, to update certain unaudited historical financial statements and unaudited pro forma financial information related to the registrant's acquisition of the Residence Inn by Marriott® Bellevue Downtown in Bellevue, Washington, which was completed on October 31, 2013.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1
Unaudited historical financial statements of MG-Bellevue, LLC and MGB Hotel, LLC as of September 30, 2013 and December 31, 2012 and the nine-months ended September 30, 2013 and 2012; and unaudited pro forma financial information for Chatham Lodging Trust as of September 30, 2013 and for the nine-months then ended and for the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

Date: December 10, 2013	By:	/s/ Dennis M. Craven Dennis M. Craven Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1
Unaudited historical financial statements of MG-Bellevue, LLC and MGB Hotel, LLC as of September 30, 2013 and December 31, 2012 and the nine-months ended September 30, 2013 and 2012; and unaudited pro forma financial information for Chatham Lodging Trust as of September 30, 2013 and for the nine-months then ended and for the year ended December 31, 2012.

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